KRANESHARES TRUST

Supplement dated June 25, 2026

to the currently effective Prospectus and Statement of Additional Information, as
supplemented, for those series of the Trust listed in Appendices A and B hereto (“Funds”)

This supplement provides new and additional information beyond that contained in each currently effective Prospectus and the Statement of Additional Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

On June 23, 2026 (“Effective Date”), Krane Funds Advisors, LLC (“Krane” or “Adviser”), the investment adviser to each Fund, and certain of its employees, among others, through KFA Two Holdings, LLC (“Buyer”), closed the transaction (the “Closing”) pursuant to which they acquired a 50.1% interest in Krane from China International Capital Corporation (USA) Holdings Inc. (“Transaction”). In connection with the Closing, Buyer and certain of its affiliates, including Krane, entered into lending arrangements to fund the Transaction.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Closing constituted a change in control of Krane and resulted in the automatic termination of the previous investment advisory agreement between the Trust and Krane, on behalf of each Fund (the “Prior Advisory Agreement”). In connection with the Transaction, on May 7, 2026, at a joint special meeting of shareholders (together with any adjournments, the “Meeting”), shareholders of those Funds listed in Appendix A hereto (“Approved Funds”) approved a new investment advisory agreement with Krane (“New Advisory Agreement”) on behalf of each such Fund. The New Advisory Agreement was previously approved by the Board of Trustees of the Trust (the “Board”) on behalf of each Approved Fund and became effective for each Approved Fund on the Effective Date. The New Advisory Agreement is the same as the Prior Advisory Agreement, except with respect to the date and term of the agreement.

Solicitation for shareholder approval of the New Advisory Agreement with respect to the Funds listed on Appendix B hereto (“Outstanding Funds”) is ongoing. The Trust, on behalf of each Outstanding Fund, has entered into an interim advisory agreement with Krane (“Interim Advisory Agreement”), pursuant to which Krane will continue to serve as investment adviser to each Outstanding Fund until the earlier of 150 days after Closing or until shareholders of each Outstanding Fund approve the New Advisory Agreement. The Interim Advisory Agreement was previously approved by the Board on behalf of each Outstanding Fund and became effective on the Effective Date. The Interim Advisory Agreement is the same as the Prior Advisory Agreement, except with respect to the date and term of the agreement and certain other differences required by regulation.

To the extent any Approved Fund has an investment sub-adviser (“Sub-Adviser”), Krane will appoint the Sub-Adviser as sub-adviser of the Fund and enter into a new investment sub-advisory agreement with the Sub-Adviser in reliance on manager-of-managers exemptive relief it has obtained from the SEC (“Exemptive Relief”), if applicable to the Fund. The Exemptive Relief permits Krane, with approval by the Board and without the need for further shareholder approval, to among other things, hire and fire Sub-Advisers. To the extent any Outstanding Fund or any Approved Fund that does not rely on the Exemptive Relief has a Sub-Adviser, Krane will enter into an interim investment sub-advisory agreement with the Sub-Adviser, which will run concurrent with Interim Advisory Agreement. Once shareholder approval of the New Advisory Agreement is obtained for an Outstanding Fund that has a Sub-Adviser, Krane will appoint the Sub-Adviser and enter into a new investment sub-advisory agreement with the Sub-Adviser in reliance the manager-of-managers exemptive relief.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

APPENDIX A

Approved Funds

1.	KraneShares 100% KWEB Defined Outcome January 2027 ETF (KPRO)

2.	KraneShares California Carbon Allowance Strategy ETF (KCCA)

3.	KraneShares China Alpha Index ETF (KCAI)

4.	KraneShares Dragon Capital Growth of Vietnam Index ETF (formerly, KraneShares Dragon Capital Vietnam Growth Index ETF) (KPHO)

5.	KraneShares InspereX Nasdaq Dynamic Buffered High Income Index ETF (KIQQ)

6.	KraneShares Man Buyout Beta Index ETF (BUYO)

7.	KraneShares MSCI One Belt One Road Index ETF (OBOR)

8.	KraneShares Sustainable Ultra Short Duration Index ETF (KCSH)

A-1

APPENDIX B

Outstanding Funds

1.	KraneShares 2X Long BABA Daily ETF (KBAB)

2.	KraneShares 2X Long BIDU Daily ETF (KBDU)

3.	KraneShares 2X Long JD Daily ETF (KJD)

4.	KraneShares 2X Long MELI Daily ETF (KMLI)

5.	KraneShares 2X Long PDD Daily ETF (KPDD)

6.	KraneShares 90% KWEB Defined Outcome January 2027 ETF (KBUF)

7.	KraneShares Public-Private AI & Technology ETF (formerly, KraneShares Artificial Intelligence and Technology ETF) (AGIX)

8.	KraneShares Asia Pacific High Income USD Bond ETF (KHYB)

9.	KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA)

10.	KraneShares CSI China Internet ETF (KWEB)

11.	KraneShares Electric Vehicles and Future Mobility Index ETF (KARS)

12.	KraneShares Emerging Markets Consumer Technology Index ETF (KEMQ)

13.	KraneShares Global Carbon Strategy ETF (KRBN)

14.	KraneShares Global Humanoid Robotics and Physical AI Index ETF (formerly, KraneShares Global Humanoid and Embodied Intelligence Index ETF) (KOID)

15.	KraneShares Hang Seng TECH Index ETF (KTEC)

16.	KraneShares Hedgeye Hedged Equity Index ETF (KSPY)

17.	KraneShares KWEB Covered Call Strategy ETF (KLIP)

18.	KraneShares Mount Lucas Managed Futures Index Strategy ETF (KMLM)

19.	KraneShares MSCI All China Health Care Index ETF (KURE)

20.	KraneShares MSCI China Clean Technology Index ETF (KGRN)

21.	KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)

22.	KraneShares SSE STAR Market 50 Index ETF (KSTR)

23.	KraneShares Value Line® Dynamic Dividend Equity Index ETF (KVLE)

24.	KraneShares Wahed Alternative Income Index ETF (KWIN)

B-1